UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2024

LIVE OAK BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

North Carolina			001-37497	26-4596286
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

1741 Tiburon Drive,	Wilmington,	NC		28403
(Address of principal executive offices)				(Zip Code)
Registrant’s Telephone Number, Including Area Code: (910) 790-5867

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, no par value per share	LOB	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.    Changes in Registrant’s Certifying Accountant.
On August 6, 2024, the Audit Committee of Live Oak Bancshares, Inc. (the “Company”) approved the appointment of KPMG LLP as the Company’s independent registered public accounting firm to audit its consolidated financial statements for 2024 subject to completion of KPMG LLP’s standard client acceptance procedures and execution of an engagement letter. KPMG LLP will replace Forvis Mazars, LLP, which audited the Company’s consolidated financial statements for 2023 and was dismissed as the Company’s independent registered public accounting firm on August 6, 2024. The change in accountants was approved by the Company’s Audit Committee following a competitive proposal process.

During 2023 and 2022, and through the date of the Audit Committee’s action to approve the appointment of KPMG LLP, neither the Company, nor anyone on its behalf, consulted with KPMG LLP regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (b) any matter that was either the subject of a “disagreement,” as described in Item 304(a)(1)(iv) of Regulation S-K, or any “reportable events,” as defined in Item 304(a)(1)(v) of SEC Regulation S-K.

In connection with Forvis Mazars, LLP’s audits during the two years ended December 31, 2023 and 2022, and through the date of the Audit Committee’s action dismissing Forvis Mazars, LLP, there have been no (a) disagreements with Forvis Mazars, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Forvis Mazars, LLP’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements, or (b) any “reportable events” requiring disclosure pursuant to Item 304(a)(1)(v) of Securities and Exchange Commission (“SEC”) Regulation S-K.

Forvis Mazars, LLP’s audit report on the Company’s consolidated financial statements as of and for the years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

Before filing this Current Report on Form 8-K with the SEC, the Company provided Forvis Mazars, LLP with a copy of the disclosures contained in this Item 4.01. The Company has requested that Forvis Mazars, LLP issue a letter, addressed to the SEC, stating whether or not Forvis Mazars, LLP agrees with the statements contained in this Item 4.01. A copy of Forvis Mazars, LLP’s letter dated August 9, 2024, addressed to the SEC, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from Forvis Mazars, LLP dated August 9, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVE OAK BANCSHARES, INC.

Date: August 9, 2024	By:	/s/ Gregory W. Seward
Gregory W. Seward General Counsel & Chief Risk Officer
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